CHAR1\1915691v2 15233915v5 FOURTH AMENDED AND RESTATED SECURITY AGREEMENT THIS FOURTH AMENDED AND RESTATED SECURITY AGREEMENT (the “Security Agreement”) dated as of July 10, 2026 among MALIBU BOATS, LLC, a Delaware limited liability company (the “Borrower”), the other Debtors listed on the signature pages hereto (collectively, the “Debtors”), and TRUIST BANK, a Georgia state banking corporation, in its capacity as Administrative Agent for the holders of the Obligations (“Secured Party”). W I T N E S S E T H WHEREAS, the Debtors, the Lenders party thereto and the Secured Party are party to that certain Third Amended and Restated Credit Agreement dated as of July 8, 2022 (the “Existing Credit Agreement”), WHEREAS, the Debtors and the Secured Party are party to that certain Third Amended and Restated Security Agreement dated as of July 8, 2022 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Existing Security Agreement”); WHEREAS, the Debtors, the Secured Party and the Lenders party thereto have agreed to amend and restate the Existing Credit Agreement in its entirety upon and subject to the terms and conditions set forth in that certain Fourth Amended and Restated Credit Agreement among the Debtors, the Secured Party and the Lenders party thereto, dated as of the date hereof (as may be amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Credit Agreement); WHEREAS, as a condition precedent to the agreement of the Lenders to extend credit under the Credit Agreement, the Debtors are required to amend and restate the Existing Security Agreement pursuant to the terms hereof; and WHEREAS, the Debtors have duly authorized the execution, delivery and performance of this Security Agreement and will receive direct and indirect benefits by reason of the credit extended under the Credit Agreement. NOW, THEREFORE, in order to induce the Lenders to extend credit to the Borrower under the Credit Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Debtors and the Secured Party, hereby agree as follows: 1. Security Interest. As security for the repayment of the Obligations, each Debtor hereby grants to Secured Party, a security interest in and to all of the Debtor’s presently existing and hereafter acquired rights in and to the property described on Exhibit A attached hereto and incorporated herein by this reference, including, without limitation all such property or type of property presently existing and hereafter acquired or arising and all proceeds (including insurance proceeds) or products attributable to or arising from any of such property (collectively, the “Collateral”). 2. Obligations. The security interest granted herein by the Debtors secures and shall secure all Obligations. 3. Debtor’s Representations and Warranties to Secured Party. Each Debtor hereby represents and warrants to Secured Party, for the benefit of the holders of the Obligations, that the following facts are true and correct in all material respects as of the date hereof: (a) each Debtor is the true and lawful owner of its Collateral in all material respects;

(b) each Debtor has a legal right to grant a security interest in its Collateral; (c) Except for liens in favor of Secured Party, for the benefit of the holders of the Obligations and Permitted Encumbrances, there are no Liens against the Collateral; and (d) each Debtor has obtained all necessary consents required to execute and deliver this Security Agreement and to accomplish the transactions evidenced hereby, including, without limitation, any requirements contained in any partnership agreement, bylaws, or operating agreement that governs any partnership interests, stock, membership interests, or other ownership interests owned by such Debtor and pledged to secure the Obligations pursuant to this Security Agreement (collectively, “Organizational Documentation for Pledged Interests”). 4. Debtor’s Covenants to Secured Party. Each Debtor hereby covenants and agrees that until the Obligations have been paid in full (other than (x) contingent indemnification obligations for which no claim has been asserted, (y) all Hedging Obligations or Bank Product Obligations that are not then due and payable and (z) the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the Issuing Bank shall have been made)), or unless such Debtor shall have received the prior written consent of Secured Party: (a) Protection and Use of Collateral. (i) each Debtor will keep the Collateral free from any adverse lien, security interest, or encumbrance (other than the security interest granted herein and Permitted Encumbrances); and (ii) each Debtor will not waste or destroy the Collateral or any part thereof and such Debtor will not use the Collateral in violation of any regulations, statute or ordinance or of any judgments, citations, decrees or orders of any judicial or administrative authority, except to the extent that could not reasonably be expected to have a Material Adverse Effect. (b) Sale, Assignment or Impairment of Collateral. Except for Permitted Encumbrances and otherwise as permitted under the Loan Documents, no Debtor will sell, assign or otherwise transfer, dispose of or encumber the Collateral, or any interest therein outside the ordinary course of business. (c) Maintain Insurance. Each Debtor will maintain insurance, in form and amounts, with financially sound and reputable insurance companies which are not Affiliates of the Borrower, insuring all material Collateral against loss or damage of the kinds customarily insured against by companies in the same or similar businesses operating in the same or similar locations, and all insurance required to be maintained pursuant to the Collateral Documents. Secured Party, as Administrative Agent for the holders of the Obligations, shall be designated as (i) an additional insured under all liability policies evidencing such insurance and (ii) loss payee (pursuant to a loss payee endorsement reasonably approved by the Administrative Agent) under all casualty and property insurance policies evidencing such insurance, and shall receive a minimum of thirty (30) days’ written cancellation notice (ten (10) days’ prior notice for non-payment of premiums) from the company or insurer issuing such policy or policies. If the Debtors fail to furnish said insurance or fail to pay the premiums therefor, Secured Party may do so or may obtain insurance of its interest only, adding the amount of any such premium thereof to the other amounts secured hereby; provided, however, Secured Party is under no obligation or duty to pay such premiums or obtain or maintain such insurance. Each Debtor hereby grants to Secured Party a security interest in any return or unearned premiums which may be due upon cancellation of any of said policies for any reason whatsoever. After the occurrence and during the continuation of an Event of Default, at the request of Secured Party, each Debtor shall direct all insurers to pay Secured Party the amount of any insurance proceeds or payments arising out of or in connection with the insurance policies referenced herein and any balance of insurance proceeds remaining after payment in full of all amounts owing to Secured Party shall be paid to such Debtor. After the occurrence and during the continuation of an Event of Default, the Secured Party acting through any officer, agent or employee is hereby appointed as each Debtor’s attorney-in-fact to endorse any draft or check which may be payable to such Debtor and, without obligation, to make claim with any insurer for payment under any insurance policy. (d) Indemnification. Each Debtor shall indemnify the Secured Party against, and hold the Secured Party harmless from, any and all losses, claims, damages, liabilities, penalties and related expenses (including the reasonable and documented fees, charges and disbursements of counsel, subject to the limitations set forth in Section 11.3(b) of the Credit Agreement) incurred by or asserted against Secured Party by any third party arising out of, in connection with, or as a result of (i) this Security Agreement, or (ii) the ownership, possession, use, operation, sale or other disposition of any Collateral; provided that such indemnity shall not, as to the Secured Party, be available to the extent that such losses, claims, damages, liabilities, penalties or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (A) the gross negligence, bad faith or willful misconduct of the Secured Party or (B) a claim brought by any Debtor against Secured Party for breach in bad faith of the Secured Party’s obligations under this Agreement or any other Loan Document. (e) Removal of Collateral. Each Debtor warrants and represents to and covenants with Secured Party that: (a) after the filing of certain uniform commercial code financing statements and the delivery of possessory Collateral to Secured Party, Secured Party’s security interest in the Collateral is now and at all times hereafter shall be perfected and have a first priority to the extent that such security interests can be perfected by the filing of uniform commercial code financing statements or delivery of Collateral, subject to Permitted Encumbrances; (b) as of the date hereof, the offices and/or locations where each Debtor keeps the Collateral in excess of $2,500,000 and such Debtor’s books and records concerning the Collateral are at the locations as disclosed by such Debtor to Secured Party in writing on Schedule A, and such Debtor shall not remove such books and records therefrom and shall not keep any of such books and records and/or the Collateral in excess of $2,500,000 at any other office or location unless such Debtor gives Secured Party written notice thereof at least ten (10) days prior thereto (or such later date acceptable to Secured Party) and the same is within either the continental United States of America, Canada, Australia, or Finland; provided, that no such notice should be required as a result of sales and other dispositions of property in the ordinary course of business that are permitted under the Credit Agreement; and (c) as of the date hereof, such addresses include and designate each Debtor’s chief executive office, chief place of business and other offices and places of business and are each Debtor’s sole offices and places of business. Promptly thereafter, the Borrower, by written notice delivered to Secured Party, shall advise Secured Party of each Debtor’s opening of any material new office or place of business or its closing of any material existing office or place of business. (f) [Reserved]. (g) Discharge Liens. Secured Party, for the benefit of the holders of the Obligations, in its sole and absolute discretion, without waiving or releasing any obligation, liability or duty of any Debtor under this Security Agreement or otherwise, may at any time or times hereafter after the occurrence and during the continuation of an Event of Default, but shall be under no obligation to pay, acquire and/or accept an assignment of any security interest, lien, encumbrance or claim asserted by a person against the Collateral. All sums paid by Secured Party in respect thereof and all reasonable costs, fees and expenses, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto incurred by Secured Party on account thereof shall be payable by the Debtors to Secured Party. (h) Execute Additional Documents. Each Debtor will sign and execute alone or with Secured Party any document and pay all necessary costs to reasonably protect the security interest under this Security Agreement against the interest of third persons (other than Permitted Encumbrances). After the occurrence and during the continuation of an Event of Default, Secured Party is hereby appointed the attorney-in-fact of each Debtor to do all acts and things which Secured Party may deem reasonably necessary to perfect and/or continue the perfection of the security interest created by this Security Agreement and to protect the Collateral. The Debtors agree to pay all documented costs and fees for filing any termination statements. Each Debtor authorizes and empowers the Secured Party to file any UCC financing statement or UCC amendments without the necessity of such Debtor’s signature in order to perfect the security interest of Secured Party, for the benefit of the holders of the Obligations, against the Collateral, as such term is defined in this Security Agreement. (i) Obligations Under Organizational Documentation for Pledged Interests. Each Debtor will perform all of its duties and obligations under the Organizational Documentation for Pledged Interests, and such Debtor shall take all actions necessary (including the payment of all amounts due and owing and/or arising under the Organizational Documentation for Pledged Interests) to preserve its ownership interest(s) in such entity unless otherwise permitted by the terms of the Credit Agreement. (j) Certain Post-Closing Obligations. To the extent any of the requirements set forth below are not satisfied as the Closing Date, then the satisfaction of such obligations shall, notwithstanding anything herein or in any other Loan Documents to the contrary, not constitute a condition to the effectiveness of this Agreement and the other Loan Documents, but instead shall be satisfied in accordance with the time periods set forth below (in each case as extended by the Administrative Agent in its sole discretion from time to time): (i) Insurance Endorsements. Within 30 days after the Closing Date, the Debtors shall deliver to the Secured Party insurance endorsements as required by Section 4(c). (ii) Control Agreements. Within 60 days after the Closing Date, the Debtors shall deliver to the Secured Party control agreements duly executed by Secured Party, JPMorgan Chase Bank, N.A. and the applicable Debtor for the accounts held with JPMorgan Chase Bank, N.A as disclosed on Schedule C (other than for any Excluded Account). 5. Special Representations, Warranties and Agreements with respect to Accounts. With respect to Accounts, each Debtor represents, warrants and agrees with Secured Party, for the benefit of the holders of the Obligations, as follows: (a) As of the time any Account becomes subject to Secured Party’s security interest hereunder, including, without limitation, as of each time any specific assignment or transfer or identification is made to Secured Party of any Account, each Debtor shall be deemed to have warranted that the Accounts are in all material respects genuine and in all material respects what they purport to be; that each Account is valid and subsisting and arises out of a bona fide sale of goods sold and delivered, or in the process of being delivered, or out of and for services theretofore actually rendered, to the account debtor named in the Account (each an “Account Debtor”); that the amount of the Account represented as owing is the correct amount owing except for normal cash discounts and except for any setoffs, credits, deductions or counter-charges in the ordinary course of business, including, without limitation, warranty claims and subject to any non- intentional discrepancies that are not material. (b) Each Debtor will hold in such Debtor’s principal place of business, or other location within the fifty (50) states comprising the United States of America or the District of Columbia disclosed to Secured Party, and make available to Secured Party as reasonably requested, so long as any Obligations remain unpaid (other than (x) contingent indemnification obligations for which no claim has been asserted, (y) all Hedging Obligations or Bank Product Obligations that are not then due and payable and (z) the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the Issuing Bank shall have been made)), all of such Debtor’s records containing any entries as to Accounts, including details of sale, shipment, delivery, payment and other material information; and, at Secured Party’s reasonable request, such records will be segregated and marked by such Debtor in a manner reasonably satisfactory to Secured Party; and Secured Party shall at any time or times during such Debtor’s usual business hours without material disruption to normal business activities, have full access to and the right to examine and audit such Debtor’s books and records, and to make copies of pertinent portions thereof; provided, if no Event of Default has occurred and is continuing, such Debtor shall only be responsible for reimbursing costs and expenses incurred pursuant to this Section 5(b) no more than (1) time per Fiscal Year. (c) Following the occurrence and during the continuation of an Event of Default, at the request of the Secured Party, all checks and other forms of remittances received by each Debtor on Accounts shall not be commingled with such Debtor’s other property but shall be segregated, held by such Debtor in trust for Secured Party, for the benefit of the holders of the Obligations, and immediately delivered by Debtor to Secured Party in the form as that in which received with proper endorsements. Each Debtor will accompany each such transmission of proceeds to Secured Party with a report in such form as Secured Party may reasonably require to identify the Accounts to which such proceeds apply. In the event any Account Debtor shall also be indebted to any such Debtor in any other respect and such Account Debtor shall make payment without designating the particular Obligations against which it is to apply, such payment shall be presumed to be payment on the Account of such Account Debtor unless the Account Debtor subsequently provides evidence that the payment was not intended to be applied to the payment on the account of such Account Debtor. In administering the collection of proceeds as herein provided, Secured Party or the bank designated by it may accept checks or drafts in any amount and bearing any notation without incurring liability to Debtor for so doing. (d) Returned or repossessed goods arising from or relating to any Accounts, will be subject to the security interest of Secured Party, for the benefit of the holders of the Obligations, hereunder. 6. Special Representations, Warranties and Agreements with Respect to Inventory. With respect to Inventory, Debtor represents, warrants and agrees with Secured Party, for the benefit of the holders of the Obligations, as follows: (a) Each Debtor will continue to maintain books and records pertaining to the Inventory in the detail, form and scope as such Debtor is maintaining such books and records at the execution of this Security Agreement in all material respects and agrees that Secured Party or its agents may enter upon such Debtor’s premises at any time or times during such Debtor’s usual business hours without material disruption to normal business activities, for the purpose of inspecting Inventory and any and all records pertaining thereto; provided, if no Event of Default has occurred and is continuing, Debtors shall only be responsible for reimbursing costs and expenses incurred pursuant to this Section 6 no more than (1) time per Fiscal Year; and each Debtor will notify Secured Party promptly of: (x) any change in such Debtor’s name, mailing address or principal place of business, or (y) any new location of Inventory in excess of $2,500,000; and each Debtor will promptly advise Secured Party in sufficient detail of any event that could reasonably be expected to have a material adverse effect on the value of the Inventory or on the lien and security interest granted to Secured Party, for the benefit of the holders of the Obligations, herein. (b) Secured Party may require each Debtor from time to time to deliver to Secured Party such lists, descriptions and designations of Inventory as Secured Party may reasonably request to identify the quantities, nature, extent, location and value of the Inventory, subject to the security interest of Secured Party, for the benefit of the holders of the Obligations. Each Debtor warrants that all Inventory at any time and from time to time included in any such lists, descriptions or designations will be in fact existing and in the condition and amount represented to Secured Party in all material respects. (c) After the occurrence and during the continuation of an Event of Default, at the request of Secured Party, each Debtor shall not make further dispositions of its Inventory without Secured Party’s prior written approval. (d) Upon the sale, exchange or other disposition of the Inventory, the security interest and lien created and provided for herein shall, without break in continuity and without further formality or act, continue in and attach to the instruments for the payment of money, accounts receivable, documents of title, shipping documents, chattel paper and all other cash and non-cash proceeds of such sale, exchange or disposition, including Inventory returned or rejected by customers or repossessed by a Debtor or Secured Party. To the extent permitted by applicable law, as to any such sale, exchange or disposition, Secured Party shall have all of the rights of an unpaid seller, including stoppage in transit, replevin and reclamation. (e) All invoices covering sales of Inventory are hereby pledged to Secured Party as security and after the occurrence and during the continuation of an Event of Default, at the request of Secured Party, the proceeds thereof, if collected by a Debtor, are to be turned over to Secured Party, for the benefit of the holders of the Obligations. After the occurrence and during the continuation of an Event of Default, at the request of Secured Party, cash sales of Inventory or sales in which a lien upon or security interest in the Inventory is retained shall only be made by any Debtor with Secured Party’s prior written approval and the proceeds of such sales, whether cash, documents or instruments, shall not be commingled with such Debtor’s other property, but shall be segregated, held by such Debtor in trust for Secured Party as Secured Party’s exclusive property, for the benefit of the holders of the Obligations, and shall be delivered immediately by such Debtor to Secured Party in the identical form as that in which received. 7. Debtors’ Use of the Collateral. Each Debtor may use the Collateral in the ordinary course of such Debtor’s business and as permitted by the Loan Documents; provided, that, upon the occurrence and during the continuation of an Event of Default, such Debtor’s right to so use the Collateral shall terminate until further written notice from Secured Party, at the Secured Party’s request. 8. [Reserved]. 9. Remedies.

(a) Upon the happening of any Event of Default, and at any time thereafter when such Event of Default is continuing, at the option of Secured Party, any and all Obligations shall become immediately due and payable without presentment or demand or any notice to Debtors or any other person obligated thereon, and Secured Party shall have and may exercise any or all of the rights and remedies of a Secured Party under the Uniform Commercial Code as adopted in the State of New York or any other applicable jurisdiction in which any Debtor maintains its principal place of business (the “Code”), and as otherwise contractually granted herein or under any other applicable law or under any other agreement executed by any Debtor in favor of Secured Party, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of or utilize such portion of the Collateral and any part or parts thereof in any manner authorized or permitted under the Code after the occurrence and during the continuation of an Event of Default, and to apply the proceeds thereof in accordance with Section 8.2 of the Credit Agreement. Additionally, and as an essential part of the bargained-for consideration running to Secured Party and to the extent allowed by law, each Debtor hereby expressly grants to Secured Party the contractual right to purchase any or all of the Collateral at public or private sale any time after ten (10) days’ notice of such sale shall have been sent to such Debtor by Secured Party. (b) Additionally, upon the occurrence and during the continuation of an Event of Default, the Secured Party may give written notice to the entities in which any Debtor owns an interest and/or such entities’ members, partners, officers, shareholders, or stockholders requiring such parties to pay over and deliver to Secured Party from time to time any and all payments and distributions otherwise to be delivered to such Debtor arising under, out of, or in respect of such Debtor’s interest in said entity. Each Debtor hereby irrevocably authorizes the entities in which it holds a membership interest, partnership interest, stockholder interest, or shareholder interest and/or its members, partners, officers, shareholders, or stockholders to comply (without further inquiry or notice) with such notice given by Secured Party and to deliver all such payments and distributions described herein to Secured Party. (c) Each Debtor agrees, to the extent permitted by applicable law, that if such notice of the occurrence and continuation of an Event of Default is mailed, postage prepaid, or sent by overnight mail, charges prepaid, to such Debtor at the address shown in Section 11.1(a) of the Credit Agreement at least ten (10) days before the time of the proposed sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement of giving of notice, and the proposed sale may take place any time after such ten (10) day period without the necessity of sending another notice to such Debtor. To the extent permitted by applicable law, Secured Party may postpone and reschedule any proposed sale at its option without the necessity of giving Debtors further notice of such fact as long as the rescheduled sale occurs within sixty (60) days of the originally scheduled sale. (d) To the extent permitted by applicable law, all recitals in any instrument of assignment or any other document or paper executed by Secured Party incident to sale, transfer, assignment or other disposition or utilization of the Collateral or any part thereof hereunder shall be sufficient to establish full legal propriety of the sale or other action taken by Secured Party or of any fact, condition or thing incident thereto, and all prerequisites of such sale or other action shall be presumed conclusively to have been performed or to have occurred. (e) In addition to the foregoing provisions, following the occurrence and during the continuation of an Event of Default, and upon Secured Party’s demand, each Debtor agrees to assemble the Collateral at its usual place of business and promptly make the same available to Secured Party. 10. Secured Party’s Powers and Duties with Respect to the Collateral.

(a) Secured Party shall be under no duty to collect any amount that may be or become due on any of the Collateral now or hereafter pledged hereunder, to realize on Collateral, to collect principal, interest or dividends, to keep the same insured, to make any presentments, demands or notices of protest, in connection with any of the Collateral, or to do anything for the enforcement and collection of Collateral or the protection thereof. (b) Not limiting the generality of any of the foregoing but in amplification of the same, Secured Party shall be in no way liable to or responsible for any diminution in the value of the Collateral from any cause whatsoever, except to the extent required by applicable law. (c) The Debtors agree to pay all material taxes, charges, transfer fees and assessments against the Collateral, and on the failure of the Debtors to so do that has resulted in an Event of Default, Secured Party may, after giving the Debtors written notice of its intention to do so, make such payments and advance such sums on account thereof as Secured Party, in Secured Party’s discretion, deems desirable. Each Debtor agrees to reimburse Secured Party promptly upon demand for all such payments and advances plus interest thereon at the maximum rate allowed by applicable law, repayment of all of which is secured by this Security Agreement and the Collateral. 11. General Authority. Effective immediately but exercisable by Secured Party (or by any person designated by Secured Party) only upon the occurrence and during the continuation of an Event of Default, each Debtor hereby IRREVOCABLY appoints Secured Party (or any person designated by Secured Party) as such Debtor’s true and lawful attorney-in-fact, which appointment is hereby coupled with an interest, with full power of substitution, in Secured Party’s name or such Debtor’s name or otherwise, for Secured Party’s sole use and benefit, but at such Debtor’s cost and expense, to exercise at any time and from time to time all or any of the following powers with respect to all or any of the Collateral: (a) To receive, take, endorse, assign and/or deliver in Secured Party’s name or such Debtor’s name any and all checks, notes, drafts and other instruments relating to the Collateral; (b) To transmit to Account Debtors, entities in which such Debtor owns an interest, and such entities’ members, partners, officers, shareholders, or stockholders, notice of Secured Party’s interest in the Collateral and to request from Account Debtors, entities in which such Debtor owns an interest, and such entities’ members, partners, officers, shareholders, or stockholders, at any time, in such Debtor’s name or in Secured Party’s name or the name of Secured Party’s designee, information concerning the Collateral and the amounts owing thereon; (c) To receive and open all mail addressed to such Debtor and to retain all mail pertaining to the Collateral; (d) To notify Account Debtors, entities in which such Debtor owns an interest, and such entities’ members, partners, officers, shareholders, or stockholders to make payment directly to Secured Party or to any bank designated by Secured Party; (e) To take or bring, in such Debtor’s name or Secured Party’s name, all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of the Accounts, to compromise with any Account Debtor and give acquittance for any and all Accounts; (f) To sign such Debtor’s name on any invoice or bill of lading relating to any Collateral, drafts against such Debtor’s customers, notices of assignment, financing statements, other public records and notices to such Debtor’s customers; and

(g) In general, to do all things necessary to perform the terms of this Security Agreement, including, without limitation, to take any action or proceedings that Secured Party deems necessary or appropriate to protect and preserve the security interest of Secured Party, for the benefit of the holders of the Obligations, in the Collateral; provided, however, the exercise by Secured Party of or failure to so exercise any such authority shall in no manner affect any Debtor’s liability to Secured Party hereunder or in connection with the Obligations; and provided further, that Secured Party shall be under no obligation or duty to exercise any of the powers hereby conferred upon Secured Party and Secured Party shall have no liability for any act or failure to act in connection with any of the Collateral. Secured Party shall not be bound to take any steps necessary to preserve rights in any instrument, contract or lease against third parties. Not limiting the generality of any of the foregoing but in amplification of the same, Secured Party shall be in no way liable to or responsible for any diminution in the value of, or reduction in the proceeds realized from, the Collateral from any cause whatsoever as required by applicable law. 12. Power to Execute. Each Debtor represents and warrants that (a) the execution, delivery and performance by such Debtor of this Security Agreement are within such Debtor's organizational powers and have been duly authorized by all necessary organizational action, (b) this Security Agreement constitutes valid and binding obligations of such Debtor, enforceable against it in accordance with its terms, (c) the execution, delivery and performance by such Debtor of this Security Agreement do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect and except for filings necessary to perfect or maintain perfection of the Liens created under the Loan Documents, (d) will not violate any Requirement of Law applicable to such Debtor or any judgment, order or ruling of any Governmental Authority, (e) will not violate or result in a default under any Contractual Obligation of such Debtor or violate any Organizational Documents of such Debtor, and (f) will not result in the creation or imposition of any Lien on any asset of such Debtor, except Liens created under the Loan Documents. 13. Execution of Security Agreement. Each Debtor stipulates that it has read this Security Agreement, fully understands the content and consequences of entering into this Security Agreement, intends to be bound by the terms of this Security Agreement and is not under any duress, economic or otherwise, to execute this Security Agreement. 14. Invalid Provisions. If any one or more of the provisions of this Security Agreement, or the applicability of any such provision to a specific situation, shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Security Agreement and all other applications of any such provision shall not be affected thereby. 15. Dealings With Debtor. It is expressly understood and agreed that, notwithstanding anything else contained in this Security Agreement, Secured Party may, for all purposes hereof deal solely with Debtors in connection therewith, and nothing herein or in any other loan document executed in connection herewith shall be construed so as to require dealings with, consent of or notice to any other parties or persons. 16. Construction. The parties acknowledge that in the event the provisions of this Security Agreement require judicial interpretation, it is agreed that the court interpreting or construing this Security Agreement shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties to this Security Agreement participated in the preparation of this Security Agreement.

17. Counterparts. This Security Agreement may be executed in multiple counterparts, and all such executed counterparts shall constitute the same agreement. It shall not be necessary that the signatures of all parties be contained on any one counterpart. It shall be necessary to account for only one such counterpart in proving the existence or terms of this Security Agreement. 18. Number and Gender. As used in this Security Agreement, the singular number shall include the plural and the plural shall include the singular, and the use of any gender shall be applicable to all genders, unless the context would clearly not admit such construction. The words “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” when used in this Security Agreement shall refer to the entire Security Agreement and not to any particular provision or section. 19. Governing Law; Submission to Jurisdiction; Venue; WAIVER OF JURY TRIAL. (a) This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be construed in accordance with and be governed by the Law (without giving effect to the conflict of law principles thereof) of the State of New York. (b) The terms of Sections 11.5 (other than clause (a) thereof) and 11.6 of the Credit Agreement with respect to submission to jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. 20. Successors and Assigns. No Debtor shall assign its rights or delegate its duties under this Security Agreement. All terms and provisions of this Security Agreement applicable to each Debtor shall bind such Debtor and such Debtor’s permitted successors and assigns and shall inure to the benefit of Secured Party, for the benefit of the holders of the Obligations, and its successors and assigns. 21. Entire Security Agreement. This Security Agreement, including Exhibits and the other documents and agreements referred to herein, constitutes the entire agreement between the parties hereto with respect to the matters addressed herein and supersedes all prior agreements and understandings relating to the subject matter hereof, either written or oral, that may have existed between them with respect to the matters addressed herein. No representation, promise, condition, warranty or understanding, either express or implied, other than as set forth herein, shall be binding upon any of the parties to this Security Agreement. 22. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 11.1 of the Credit Agreement. 23. Renewal, Extension or Rearrangement. All provisions of this Security Agreement relating to Obligations shall apply with equal force and effect to each and every promissory note executed hereafter that in whole or in part represents a renewal, extension for any period, increase or rearrangement of any part of the Obligations originally represented by any part of such other Obligations. 24. Election of Remedies. Secured Party shall have all of the rights and remedies now or hereafter existing, by contract, at law or in equity and pursuant to any other body of law, statutory or otherwise, and these same rights and remedies shall be cumulative and may be pursued separately, successively or concurrently against the Debtors at the sole discretion of Secured Party. The exercise or failure to exercise any of the same shall not constitute a waiver or release thereof or of any other right or remedy and the same shall be nonexclusive. If Secured Party has security in addition to the Collateral, Secured Party may resort to such other security for the payment of the Obligations.

25. Titles of Sections and Subsections. All titles or headings to sections, subsections or other divisions of this Security Agreement or the exhibits to this Security Agreement are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, subsections or other divisions, such other content being controlling with respect to the agreement between the parties. 26. Joinder. At any time after the date of this Agreement, one or more additional Persons may become party hereto by executing and delivering to the Secured Party a Joinder Agreement. Immediately upon such execution and delivery of such Joinder Agreement (and without any further action), each such additional Person will become a party to this Agreement as a “Debtor” and have all of the rights and obligations of a Debtor hereunder and this Agreement and the schedules hereto shall be deemed amended by such Joinder Agreement. 27. Joint and Several Obligations of Debtors. (a) Subject to subsection (c) of this Section 27, each of the Debtors is accepting joint and several liability hereunder, in consideration of the financial accommodation to be provided by the holders of the Obligations, of each of the Debtors and in consideration of the undertakings of each of the Debtors to accept joint and several liability for the obligations of each of them. (b) Subject to subsection (c) of this Section 27, each of the Debtors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Debtors with respect to the payment and performance of all of the Obligations arising under Loan Documents and any other documents relating to the Obligations, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Debtors without preferences or distinction among them. (c) Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents or in any other documents relating to the Obligations, the obligations of each Debtor under the Credit Agreement, the other Loan Documents and the other documents relating to the Obligations shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any other applicable Law. 28. Modification. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.2 of the Credit Agreement. 29. Further Assurances. Each Debtor agrees that it will without further consideration execute and deliver such other documents and take such other action, as may be reasonably requested by Secured Party to consummate more effectively the transactions contemplated hereby. 30. Severability. The invalidity or unenforceability of any of the rights or remedies herein provided in any jurisdiction shall not in any way affect the right to the enforcement in such jurisdiction or elsewhere of any of the other rights or remedies herein provided. 31. Release of Collateral. (a) Upon the termination or expiration of the Aggregate Revolving Commitments and payment in full of the Obligations (other than (x) contingent indemnification obligations for which no claim has been asserted, (y) all Hedging Obligations or Bank Product Obligations that are not then due and payable and (z) the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the Issuing Bank shall have been made)), the Administrative Agent shall automatically release any Liens on any property granted to or held by the Administrative Agent under any Loan Document in accordance with Section 9.12 of the Credit Agreement and deliver a customary payoff letter releasing the Debtors and the Liens created hereby and under the other Loan Documents, and this Security Agreement and all Obligations (other than those expressly stated to survive such termination) of the Debtors hereunder shall automatically terminate, and all rights to the Collateral shall revert to the Debtors. At the request of Debtor, Administrative Agent shall prepare such UCC amendments, terminations or other documentation evidencing the termination of the Liens created hereunder and under the other Loan Documents. At the request of any Debtor following any such termination, the Administrative Agent shall deliver to such Debtor any Collateral of such Debtor held by the Administrative Agent hereunder and execute and deliver to such Debtor such documents as such Debtor shall reasonably request to evidence such release and termination. (b) If the Administrative Agent shall be directed or required pursuant to Section 9.12 of the Credit Agreement to release any Lien or any Collateral, such Collateral (but not any proceeds thereof, to the extent such proceeds constitute Collateral) shall be immediately and automatically released from the Lien created hereby, all without delivery of any instrument or performance of any act by any party. In connection therewith, the Administrative Agent, at the request and sole expense of any Debtor, shall execute and deliver to such Debtor such documents as such Debtor shall reasonably request to evidence such release. (c) If the Administrative Agent shall be directed or required pursuant to Section 9.12 of the Credit Agreement to release a Debtor (including, in its capacity as a Guarantor), such Debtor shall be immediately and automatically released from its obligations hereunder, all without delivery of any instrument or performance of any act by any party. At the request of any Debtor following any such termination, the Administrative Agent shall deliver to such Debtor any Collateral of such Debtor held by the Administrative Agent hereunder and execute and deliver to such Debtor such documents as such Debtor shall reasonably request to evidence such release. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Security Agreement has been executed and delivered on the date first written above. DEBTORS: MALIBU BOATS, LLC By: /s/ David S. Black Name: David S. Black Title: Chief Financial Officer MALIBU BOATS HOLDINGS, LLC By: /s/ David S. Black Name: David S. Black Title: Chief Financial Officer MALIBU AUSTRALIAN ACQUISITION CORP. By: /s/ David S. Black Name: David S. Black Title: Chief Financial Officer COBALT BOATS, LLC By: /s/ David S. Black Name: David S. Black Title: Chief Financial Officer PB HOLDCO, LLC By: /s/ David S. Black Name: David S. Black Title: Chief Financial Officer

MBG HOLDCO, INC. By: /s/ David S. Black Name: David S. Black Title: Chief Financial Officer MAVERICK BOAT GROUP, INC. By: /s/ David S. Black Name: David S. Black Title: Chief Financial Officer MALIBU BOATS ELECTRONICS, LLC By: /s/ David S. Black Name: David S. Black Title: Chief Financial Officer

SECURED PARTY: TRUIST BANK By: /s/ Steve Curran Name: Steve Curran Title: Director

The schedules and exhibits to this agreement have not been filed pursuant to Regulation S-K 601(a). The registrant agrees to provide any omitted schedule or exhibit to the Securities and Exchange Commission upon request.